Exhibit 99.1

                                 Exhibit 99.1(a)
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Knowledge Foundation, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Michael
W. Dochterman, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchanges Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                       /s/ Michael W. Dochterman
                                       --------------------------------
                                       Michael W. Dochterman
                                       President and Chief Executive Officer

                                 Exhibit 99.1(b)
                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350.
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Knowledge Foundation, Inc. (the "Company") on Form 10-Q for the period ended June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Robert
A. Dietrich, Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchanges Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                   /s/ Robert A. Dietrich
                                   --------------------------------
                                   Robert A. Dietrich
                                   Chief Financial Officer